UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

CRISPR THERAPEUTICS AG

(Exact Name of Company as Specified in Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14

6300 Zug

Switzerland

+41 61 228 7800

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, CHF 0.03 par value	CRSP	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Amendment to CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan

On June 11, 2019, at the 2019 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of CRISPR Therapeutics AG (the “Company”) approved the amendment (the “Plan Amendment”) to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan (the “2018 Plan”) to increase the number of common shares, par value CHF 0.03 per share (“Common Shares”) reserved for issuance under the 2018 Plan by 4,000,000 Common Shares and to increase the number of shares that may be issued in the form of incentive stock options by 4,000,000 Common Shares. The Plan Amendment previously had been approved, subject to shareholder approval, by the Company’s Board of Directors (the “Board”).

The Company’s officers and directors are among the persons eligible to receive awards under the 2018 Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the 2018 Plan and the Plan Amendment is set forth in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2019 (the “Proxy Statement”) under the caption “Proposal 10: Approval of an amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan”, which summary is incorporated herein by reference. That detailed summary of the 2018 Plan and Plan Amendment, and the foregoing description of the Plan Amendment, are qualified in their entirety by reference to (i) the full text of the 2018 Plan, which is filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, (ii) the full text of the Plan Amendment, a copy of which is attached as Appendix A to the Proxy Statement, and in each case, incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved amendments to its Articles of Association as described in the Proxy Statement. The Company’s amended and restated Articles of Association will become effective upon registration in the Commercial Register in the canton of Zug, Switzerland on June 13, 2019. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 11, 2019. Proxies were solicited pursuant to the Proxy Statement.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2018, (ii) to approve the appropriation of financial results, (iii) to discharge the members of the Board of Directors and Executive Committee, (iv) to elect and re-elect eight members and the chairman to the Company’s Board of Directors, (v) to re-elect three members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee, (vii) to approve the compensation paid to the Company’s named executive officers under U.S. securities law requirements, (viii) to approve the frequency of future shareholder advisory votes on the compensation paid to the Company’s named executive officers under U.S. securities law requirements, (ix) to approve an increase in the conditional share capital for employee benefit plans, (x) to approve the Plan Amendment, (xi) to approve the amendment and restatement of art. 3a of the Articles of Association of the Company (the “Articles”), (xii) to approve the amendment and restatement of art. 4 of the Articles, (xiii) to approve the amendment and restatement of art. 16 of the Articles, (xiv) to approve the amendment and restatement of art. 17 of the Articles, (xv) to approve the amendment and restatement of art. 41 of the Articles, (xvi) to re-elect the independent voting rights representative, and (xvii) to re-elect Ernst & Young AG as the Company’s statutory auditor and to re-elect Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The voting results reported below are final.

Proposal 1 – Approval of the Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2018

The annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2018 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,607,291	24,139	101,347	11,289,358

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net loss resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,597,534	30,922	104,321	11,289,358

Proposal 3 – Discharge of the Members of the Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2018 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,547,578	68,377	116,822	11,289,358

Proposal 4 – Election and Re-election of the Members and Chair of the Board of Directors

Rodger Novak, M.D., Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., Bradley Bolzon, Ph.D., Pablo Cagnoni, M.D., and Simeon J. George, M.D., were each duly re-elected as members of the Company’s Board of Directors, Rodger Novak, M.D. was duly re-elected as the chairman of the Board of Directors, and John T. Greene, and Katherine A. High, M.D., were each duly elected as a member of the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Rodger Novak, M.D.	35,456,078	183,492	93,207	11,289,358
Samarth Kulkarni, Ph.D.	35,547,432	92,463	92,882	11,289,358
Ali Behbahani, M.D.	33,507,225	2,131,063	94,489	11,289,358
Bradley Bolzon, Ph.D.	33,511,146	2,129,679	91,952	11,289,358
Pablo Cagnoni, M.D.	33,294,929	2,345,170	92,678	11,289,358
Simeon J. George, M.D.	35,288,120	352,819	91,838	11,289,358
John T. Greene	35,570,975	68,374	93,428	11,289,358
Katherine A. High, M.D.	35,581,774	59,488	91,515	11,289,358

Proposal 5 – Election and Re-election of the Members of the Compensation Committee

Simeon J. George, M.D., and Pablo Cagnoni, M.D., were each duly re-elected as members of the Company’s Compensation Committee of the Board of Directors and John T. Greene was duly elected as a member of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Simeon J. George, M.D.	35,207,160	420,888	104,729	11,289,358
Pablo Cagnoni, M.D.	34,935,949	690,238	106,590	11,289,358
John T. Greene	35,542,735	83,855	106,187	11,289,358

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2020 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,394,219	208,731	129,827	11,289,358

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2020 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,350,229	3,257,623	124,925	11,289,358

The total non-performance related compensation for members of the Executive Committee from July 1, 2019 to June 30, 2020 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,318,897	278,100	135,780	11,289,358

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2019 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,257,910	335,485	139,382	11,289,358

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2020 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,242,673	353,859	136,245	11,289,358

Proposal 7 – Non-Binding Advisory Vote on the Compensation Paid to Named Executive Officers

The compensation for the named executive officers was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,215,142	387,557	130,078	11,289,358

Proposal 8 – Non-Binding Vote on the Frequency of Advisory Votes on Executive Compensation

The Company’s shareholders approved, on a non-binding, advisory basis a frequency of Three Years for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Board considered these voting results and other factors, and has determined that the Company will hold future advisory votes on its executive compensation on a triennial basis. The results of the non-binding vote were as follows:

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
NUMBER	10,173,751	180,337	22,543,972	2,834,717	11,289,358

Proposal 9 – Approval of an Increase in the Conditional Share Capital for Employee Benefit Plans

An increase in the Company’s conditional share capital for employee benefit plans was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,186,939	4,433,484	112,354	11,289,358

Proposal 10 – Approval of Amendment to the 2018 Stock Option and Incentive Plan

The Amendment to the 2018 Stock Option and Incentive Plan was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	30,818,040	4,782,554	132,183	11,289,358

Proposal 11 – Amending and Restating art. 3a of the Articles

The amendment and restatement of art. 3a of the Articles was approved with at least two thirds of the votes cast. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,132,030	3,437,364	163,383	11,289,358

Proposal 12 – Amending and Restating art. 4 of the Articles

The amendment and restatement of art. 4 of the Articles was approved with at least two thirds of the votes cast. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	29,178,320	3,882,466	2,671,991	11,289,358

Proposal 13 – Amending and Restating art. 16 of the Articles

The amendment and restatement of art. 16 of the Articles was approved with at least two thirds of the votes cast. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	29,176,689	3,882,560	2,673,528	11,289,358

Proposal 14 – Amending and Restating art. 17 of the Articles

The amendment and restatement of art. 17 of the Articles was approved with at least two thirds of the votes cast. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	29,176,496	3,882,205	2,674,076	11,289,358

Proposal 15 – Amending and Restating art. 41 of the Articles

The amendment and restatement of art. 41 of the Articles was approved. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,575,102	2,980,393	177,282	11,289,358

Proposal 16 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	35,554,055	70,148	108,574	11,289,358

Proposal 17 – Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	46,615,437	159,788	246,910	0

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

3.1*	Amended and Restated Articles of Association of CRISPR Therapeutics AG

10.1#	CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan and forms of agreements thereunder (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.2#	Amendment No.1 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2019).

*	Filed herewith.
#	A management contract or compensatory plan or arrangement required to be filed as an exhibit pursuant to Item 15(a)(3) of Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 13, 2019	By:	/s/ Samarth Kulkarni
Samarth Kulkarni Chief Executive Officer